                                                                   EXHIBIT 10.10

                         NET COMMERCIAL LEASE AGREEMENT

                                                                STATE OF TEXAS
                                                                COUNTY OF DALLAS


         THIS LEASE AGREEMENT made and entered into by and between TRUSSEL ELECTRIC, INC., a Texas Corporation hereinafter referred to as "Landlord," and UP-RIGHT, INC. hereinafter referred to as "Tenant."

                                  WITNESSETH:

         Landlord hereby leases to Tenant, and Tenant hereby takes from Landlord the following described premises (hereinafter referred to as the "demised premises") situated within the County of Dallas, State of Texas:

         See Exhibit "A" attached hereto and made a part hereof.

together with all rights, privileges, easements and appurtenances belonging to or in any way pertaining to the demised premises and together with the building and other improvements now situated or to be erected upon the demised premises.

         TO HAVE AND TO HOLD the same for a term of Three (3) years beginning on January 1, 1990,1 upon the following terms, conditions and covenants:

         1. RENT: Tenant agrees to pay the Landlord rent for the demised premises at the rate of Four Thousand Five Hundred Eighty-Three and 33/100 Dollars ($4,583.33) "base rent" per month in advance. One such monthly installment shall be due and payable on or before the beginning date of this lease, and a like monthly installment shall be due and payable on or before the first day of each succeeding calendar month during the term hereof; provided that, in the event the term hereof shall commence or end during a calendar month, the rent for any fractional calendar month following the commencement or preceding the end of the term of this lease shall be pro rated by days. (If percentage rent is to be payable to Landlord, refer to Exhibit A attached to this lease. In such case Exhibit A shall be incorporated into and become a part of this lease when physically attached hereto.)

         Tenant has deposited with landlord, upon delivery of this lease, Nine Thousand One Hundred Sixty-Six and 66/100 Dollars ($9,166.66) to be applied as follows:

         (a)     $4,583.33 for rent for the month of January, 1990.

         (b) $4,583.33 as a security deposit. Such security deposit shall be held by Landlord without interest as security for the performance by Tenant of Tenant's covenants and obligations under this lease. The security deposit is not an advance payment of rental or the full measure of liquidated damages in case of default by Tenant. Upon the occurrence of any event of default, Landlord may, from time to time, without prejudice to any other remedy provided herein or provided by law, use the security deposit to the extent necessary to make good any arrears of rent and any other damage, injury, expense or liability caused to Landlord by such event of default. Following any such



----------------

1    Landlord agrees to use its best efforts to vacate the demised premises by
December 15, 1989. If Landlord vacates the demised premises early, the commencement date of the lease shall be the sooner of the date Tenant occupies the demised premises or five days after Landlord gives Tenant written notice it may occupy the demised premises. Notwithstanding the above, provided that Tenant [illegible].

application of the security deposit, Tenant shall pay to Landlord, on demand, the amount so applied in order to restore the security deposit to its original amount. If Tenant is not in default, hereunder, any remaining balance of such deposit shall be returned by Landlord to Tenant upon expiration or termination of this lease.

         2.      ACCEPTANCE OF PREMISES:

         Tenant acknowledges that it has fully inspected the demised premises and accepts the demised premises, and any buildings and improvements situated thereon, as suitable for the purposes for which the same are leased in their present condition, except Tenant, at Tenant's expense, may convert the office space outlined in red as shown on Exhibit "B" attached hereto and made a part hereof into additional warehouse space; and if so, Tenant may remove only the interior walls, doors, door frames, ceiling, light fixtures, carpet in such manner that Landlord will be able to reuse such material at the end of this lease. Tenant shall notify Landlord in writing when such items have been removed and Landlord shall arrange for the storage of such equipment within 15 days after receipt of such notice. (If this lease provides for a building to be constructed for Tenant, refer to Exhibit B attached to this lease. In such case this paragraph 2 shall become inapplicable, and Exhibit B shall be incorporated into and become a part of this lease when physically attached hereto.)

         3.      USE OF PREMISES:

         The demised premises shall be used and occupied only for the purpose of leasing and maintaining scaffolding and construction equipment, and not otherwise. Tenant shall at its own expense obtain any and all governmental licenses and permits necessary for such use.

         4.      COMPLIANCE OF LAW:

         Tenant shall comply with all governmental laws, ordinances and regulations applicable to the use of the demised premises, and shall promptly comply with all governmental orders and directives for the correction, prevention and abatement of nuisances in or upon, or connected with the demised premises, all at Tenant's sole expense. Tenant shall not have on the demised premises any hazardous materials.

         5.      REAL ESTATE TAXES:

         See Special Provisions on Exhibit "C" attached hereto and made a part hereof.

         6.      REPAIRS AND MAINTENANCE:

         (a) Tenant shall at its own cost and expense keep, maintain and take good care of the premises and make all necessary repairs thereto, interior and exterior, non-structural, ordinary and extraordinary, and shall suffer no waste or nuisance, provided at the end of the term or other termination of this lease, Tenant shall deliver the premises with all improvements thereon in good repair and condition, reasonable wear and tear only excepted. The air conditioning and heating systems shall be in operable condition.

         (b) Tenant shall at its own cost and expense care for the grounds around the buildings on the premises, including the regular mowing of grass, care of shrubs and general landscaping, and maintenance of the parking areas, driveways, alleys and shall maintain the whole of the premises in a clean and sanitary condition.

         (c) Tenant shall enter into maintenance contracts for the heating and air conditioning system and for lawn and landscaping which shall be subject to





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
Landlord's reasonable approval and shall be furnished to Landlord within 30 days after lease commencement. Renewals shall be timely furnished.

         (d) In the event Tenant shall fail to maintain the demised premises or any paving, landscaping or railroad siding in accordance with this paragraph 6, Landlord shall have the right (but not the obligation) to cause all repairs or other maintenance to be made and the reasonable costs therefor expended by Landlord shall be paid by Tenant on written demand.

         7.      ALTERATIONS, ADDITIONS AND IMPROVEMENTS:

         Tenant shall not create any openings in the roof or exterior walls, or make any alterations, additions or improvements to the demised premises without prior written consent of Landlord. Consent for non-structural alterations, additions or improvements shall not be unreasonably withheld by Landlord. Tenant shall have the right to erect or install shelves, bins, machinery, air-conditioning or heating equipment and trade fixtures, provided that Tenant complies with all applicable governmental laws, ordinances and regulations. At the expiration or termination of this lease, Tenant shall have the right to remove such items so installed, provided Tenant is not in default at the time of such removal and provided further that Tenant shall, at the time of removal of such items, repair in a good and workmanlike manner any damage caused by installation or removal thereof.

         Tenant shall pay for all costs incurred or arising out of alterations, additions or improvements in or to the demised premises and shall not permit a mechanic's or materialman's lien to be asserted against the demised premises. Upon request by Landlord, Tenant shall deliver to Landlord proof of payment reasonably satisfactory to Landlord of all costs incurred or arising out of any such alterations, additions or improvements, and lien waivers.

         All alterations, additions or improvements in or to the demised premises shall become the property of Landlord at the expiration or termination of this lease, however, Landlord may direct the removal of alterations, additions or improvements by giving written notice to Tenant prior to the expiration or termination of this lease. At the direction of Landlord, Tenant shall promptly remove all alterations, additions and improvements and any other property placed in the demised premises by Tenant and Tenant shall repair in a good and workmanlike manner any damage caused by such removal.

         8.      SIGNS:

         Tenant shall not place or affix any signs or other objects upon or to the roof or exterior walls of the demised premises or paint or otherwise deface the exterior walls of the demised premises without the prior written consent of Landlord. Any signs installed by Tenant shall conform with applicable laws and deed and other restrictions. Tenant shall remove all signs at the termination of this lease and shall repair any damage and close any holes caused or revealed by such removal.

         9.      INSURANCE, FIRE AND CASUALTY DAMAGE:

         See Special Provisions on Exhibit "C" attached hereto and made a part hereof.

         (a) Landlord agrees to maintain insurance covering the building of which the demised premises are a part in an amount not less than 80% (or such greater percentage as may be necessary to comply with the provisions of any co-insurance clauses of the policy) of the "replacement cost" thereof as such term is defined in the Replacement Cost Endorsement to be attached thereto, insuring against the perils of Fire, Lightning, Extended Coverage, Vandalism and Malicious Mischief, extended by Special Extended Coverage Endorsement to insure against all other Risks of Direct Physical Loss, such coverages and endorsements to be as defined, provided and limited in the standard bureau





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
forms prescribed by the insurance regulatory authority for the State in which the demised premises are situated for use by insurance companies admitted in such state for the writing of such insurance on risks located within such state. Subject to the provisions of subparagraphs 9(b) and 9(e) below, such insurance shall be for the sole benefit of Landlord and under its sole control. Tenant agrees to any Landlord's cost of maintaining such insurance on said building. Said payments shall be made to Landlord per Exhibit "C".

         (b) If the buildings situated upon the premises should be damaged or destroyed by any peril covered by the insurance to be provided by Landlord under subparagraph 9(a) above, Tenant shall give immediate notice thereof to Landlord if the holder of any deed of trust covering the demised premises does not require that the insurance proceeds payable on account of such casualty be applied to reduce the indebtedness secured thereby, and Landlord shall at its sole cost and expense thereupon proceed with reasonable diligence to rebuild and repair such buildings to substantially the condition in which they existed prior to such damage or destruction, except that Landlord shall not be required to rebuild, repair or replace any part of the partitions, fixtures, additions or other improvements which may have been placed in, on or about the premises by Tenant and except that Tenant shall pay to Landlord upon demand any applicable deductible amounts specified under Landlord's insurance. The rent payable hereunder shall in no event abate by reason of any damage or destruction.

         (c) If the buildings situated upon the premises should be damaged or destroyed by a casualty other than a peril covered by the insurance to be provided by Landlord under subparagraph 9(a) above, or if any other improvements situated on the demised premises should be in any manner damaged or destroyed, Tenant shall at its sole cost and expense thereupon proceed with reasonable diligence to rebuild and repair such buildings and/or improvements to substantially the condition in which they existed prior to such damage or destruction, subject to Landlord's approval of the plans and specifications for such rebuilding and repairing, which approval shall not be unreasonably withheld. Tenant's obligation hereunder shall not include destruction of the premises by war, riot, civil disobedience, or flood.

         (d) Tenant covenants and agrees to maintain insurance on all alterations, additions, partitions and improvements erected by, or on behalf of, Tenant in, on or about the demised premises in an amount not less than 90% (or such greater percentage as may necessary to comply with the provisions of any co-insurance clause of the policy) of the "replacement cost" thereof as such term is defined in the Replacement Cost Endorsement to be attached hereto. Such insurance shall insure against the perils and be in form, including stipulated endorsements, as provided in subparagraph 9(b) hereof. Such insurance shall be for the sole benefit of Tenant and under its sole control. All such policies shall be procured by Tenant from responsible insurance companies satisfactory to Landlord. Certified copies of policies of such insurance, together with receipt evidencing payment of premiums therefor shall be delivered to Landlord prior to the commencement date of this lease. Not less than fifteen (15) days prior to the expiration date of any such policies, certified copies of renewals thereof (bearing notations evidencing the payment of renewal premiums) shall be delivered to Landlord. Such policies shall further provide that not less than thirty (30) days' written notice shall be given to Landlord before such policy may be cancelled or changed to reduce insurance provided thereby.

         (e) Notwithstanding anything herein to the contrary, in the event the holder of any indebtedness secured by a manager or deed of trust covering the premises required that the insurance proceeds be applied to such indebtedness then the Landlord shall have the right to terminate this lease by delivering written notice of termination to Tenant within fifteen (15) days after such requirement is made by any such holder, whereupon all rights and obligations hereunder shall cease and terminate.





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
         10.     WAIVER OF SUBROGATION:

         Each party hereto waives any and every claim which arises or may arise in its favor against the other party hereto during the term of this lease or any renewal or extension thereof for any and all loss of, or damage to, any of its property located within or upon, or constituting a part of, the demised premises, which loss or damage is covered by valid and collectible fire and extended coverage insurance policies, to the extent that such loss or damage is recoverable under such insurance policies. Such mutual waivers shall be in addition to, and not in limitation or derogation of, any other waiver or release contained in this lease with respect to any loss of, or damage to, property of the parties hereto. Inasmuch as such mutual waivers will preclude the assignment of any aforesaid claim by way of subrogation or otherwise to an insurance company (or any other person), each party hereby agrees immediately to give to each insurance company which has issued to its policies of fire and extended coverage insurance, written notice of the terms of such mutual waivers, and to cause such insurance policies to be properly endorsed, if necessary, to prevent the invalidation of such insurance coverages by reason of such waivers.

         Landlord and its authorized agents shall have the right, during normal business hours, to enter the demised premises (a) to inspect the general condition and state of repair thereof, (b) to make repairs required or permitted under this lease, (c) to show the premises to any prospective tenant or purchaser or insurance agent or inspector or (d) for any other reasonable purpose.

         During the final 150 days of the lease term, Landlord and its authorized agents shall have the right to erect and maintain on or about the demised premises customary signs advertising the property for lease or for sale.

         11.     [No section 11.]

         12.     UTILITY SERVICES:

         Tenant shall pay the cost of all utility services, including but not limited to initial connection charges, all charges for gas, water and electricity used on the demised premises, and for all electric lights, lamps and tubes.

         13.     ASSIGNMENT AND SUBLEASING:

         See Special Provisions on Exhibit "C" attached hereto and made a part hereof.

         14.     INDEMNITY AND PUBLIC LIABILITY INSURANCE:

         (a) Landlord shall not be liable to Tenant or Tenant's employees, agents, patrons or visitors, or to any other person whomsoever, for any injury to person or damage to property on or about the premises, caused by the negligence or misconduct of Tenant, its agents, servants or employees, or of any other person entering upon the premises under express or implied invitation of Tenant, or caused by the buildings and improvements located on the premises becoming out of repair, or caused by leakage of gas, oil, water or steam or by electricity emanating from the premises, or due to any cause whatsoever, whether Tenant is the sole, concurrent, joint, or proximate cause, and Tenant agrees to indemnify Landlord and hold it harmless from any loss, expenses or claims including attorney's fees, arising out of any such damage or injury, except injury in persons or damage to property the sole cause of which is the negligence of the Landlord.

         (b) Tenant shall procure and maintain throughout the term of this lease a policy or policies of insurance, at its sole cost and expense, insuring both Landlord and Tenant against all claims, demands, or actions arising out of or





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in connection with:  (i) the premises; (ii) the condition of the premises, the limits of such policy or policies to be in the amount of not less than $300,000 per person and $1,000,000 per occurrence in respect of injury to persons (including death), and in the amount of not less than $50,000 per occurrence in respect to property damage or destruction, including loss of use thereof. All such policies shall be procured by Tenant from responsible insurance companies satisfactory to Landlord. Certified copies of such policies, together with receipt evidencing payment of premiums therefor, shall be delivered to Landlord prior to the commencement date of this lease. Not less than fifteen (15) days prior to the expiration date of any such policies, certified copies of the renewals thereof (bearing notations evidencing the payment of renewal premiums) shall be delivered to Landlord. Such policies shall further provide that not less than thirty (30) days' written notice shall be given to Landlord before such policy may be cancelled or changed to reduce insurance provided thereby.

         (c) If Tenant should fail to comply with the foregoing requirements relating to insurance, Landlord may obtain such insurance, and Tenant shall pay to Landlord on demand, as additional rental hereunder, the premium cost thereof plus interest at the rate of ten percent (10%) per annum from the date of payment by Landlord until repaid by Tenant.

         15.  CONDEMNATION:

         A. If, during the term of this lease or any execution or renewal thereof, all or a substantial part of the demised premises should be taken for any public or quasi-public use under any governmental law, ordinance regulation or by right of eminent domain, or should be sold to the condemnity authority under threat of condemnation, this lease shall terminate and the rent shall be abated during the unexpired portion of this lease, effective from the date of taking of the demised premises by the condemnity authority.

         B. If less than a substantial part of the demised premises is taken for public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain, or is sold to the condemnity authority under threat of condemnation, Landlord, at its option, may by written notice terminate this lease or shall forthwith at its sole expense restore and reconstruct the buildings and improvements (other than leasehold improvements made by tenant or any assignee, subtenant or other occupant of the demised premises) situated on the demised premises in order to make the same reasonably tenantable and suitable for the uses for which the demised premises are leased as defined in paragraph 3. The rent payable hereunder during the unexpired portion of this lease shall be adjusted equitable.

         C. Landlord and Tenant shall be entitled to receive and retain such separate awards and portions of lump sum awards as may be allocated to their respective interests in any condemnation proceedings. The termination of this lease shall not affect the rights of the respective parties to such awards.

         16. HOLDING OVER.

         Should Tenant, or any of its successors in interest fail to surrender the demised premises, or any part thereof, on the expiration of the term of this lease, such holding over shall constitute a tenancy from month to month, at a monthly rental equal to 125% of the rent paid for the last month of the term of this lease unless otherwise agreed in writing.

         17.  DEFAULT BY TENANT:

         The following events shall be deemed to be events of default under this lease;





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         A.  Failure of Tenant to pay any installment of the rent or other sum payable to Landlord hereunder on the date that same is due in which event a 10% late charge on such amount shall also be due.

         B. Failure of Tenant to comply with any term, condition or covenant of this lease, other than the payment of rent or other sum of money, and such failure shall not be cured within the lesser of the time reasonably necessary to cure such default or 30 days after written notice thereof to Tenant.

         C. Insolvency, the making of a transfer in fraud of creditors, or the making of an assignment for the benefit of creditors by Tenant or any guarantor of Tenant's obligations.

         D. Filing of a petition under any section or chapter of the National Bankruptcy Act, as amended, or under any similar law or statute of the United States or any State thereof by Tenant or any guarantor of Tenant's obligations or adjudication as a bankrupt or insolvent in proceedings filed against Tenant or such guarantor.

         E. Appointment of a receiver or trustee for all or substantially all of the assets of Tenant or any guarantor of Tenant's obligation hereunder.

         F. Abandonment by Tenant of any substantial portion of the demised premises or cessation of the use of the demised premises for the purpose leased.

         18.  REMEDIES OF LANDLORD.

         Upon the occurrence of any of the events of default listed in Section 19, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever.

         A. Terminate this lease, in which event Tenant shall immediately surrender the demised premises to Landlord. If Tenant fails to so surrender such premises, Landlord may, without prejudice to any order remedy which it may have for possession of the demised premises or arrearages in rent, enter upon and take possession of the demised premises and expel or remove Tenant and any other person who may be occupying such premises or any part thereof, by force if necessary, without being liable for prosecution or any claim for damages therefor. Tenant shall pay to Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the demised premises on satisfactory terms or otherwise.

         B. Enter upon and take possession of the demised premises, by force if necessary, without terminating this lease and without being liable for prosecution or for any claim for damages therefor, and expel or remove Tenant and any other person who may be occupying such premises or any part thereof. Landlord may relet the demised premises and receive the rent therefor. Tenant agrees to pay to Landlord monthly or on demand from time to time any deficiency that may arise by reason of any such reletting. In determining the amount of such deficiency, the brokerage commission, attorney's fees, remodeling expenses and other costs of reletting shall be subtracted from the amount of rent received under such reletting.

         C. Enter upon the demised premises, by force, if necessary, without terminating this lease and without being liable for any prosecution for any claim for damages therefor, and do whatever Tenant is obligated to do under the terms of this lease. Tenant agrees to pay Landlord on demand for expenses which Landlord may incur in this effecting compliance with Tenant's obligations under this lease, together with interest thereon at the rate of 10% per annum from the date expended until paid. Landlord shall not be liable for any damages resulting to the Tenant from such action, whether caused by negligence of Landlord or otherwise.





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
         Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, conditions and covenants herein contained.

         19.  ATTORNEY'S FEES:

         If, on account of any breach or default by Landlord or Tenant of their respective obligations under this lease, it shall become necessary for the other to employ an attorney to enforce or defend any of its rights or remedies hereunder, and should such party prevail, it shall be entitled to any reasonable attorney's fees incurred in such connection.

         20.  QUIET ENJOYMENT:

         Landlord warrants that it has full right and power to execute and perform this lease and to grant the estate demised herein and that Tenant, on payment of rent and performing the covenants herein contained, shall peaceably and quietly have, hold and enjoy the demised premises during the full term of this lease and any extension or renewal hereof; provided, however, that Tenant accepts this lease subject and subordinate to any recorded mortgage, deed of trust or other lien presently existing upon the demised premises. Landlord is hereby irrevocably vested with full power and authority to subordinate Tenant's interest hereunder to any mortgage, deed of trust or other lien hereafter placed on the demised premises, and Tenant agrees upon demand to execute such further instruments subordinating this lease as Landlord may request, provided such further subordination shall be upon the express condition that this lease shall be recognized by the mortgagee and that the rights of Tenant shall remain in full force and effect during the term of this lease so long as Tenant shall continue to perform all of the covenants of this lease.

         22.  WAIVER OF DEFAULT:

         No waiver by the parties hereto of any default or breach of any term, condition or covenant of this lease shall be deemed to be waiver of any subsequent default or breach of the same or any other term, condition or covenant contained herein.

         23. REALTORS COMMISSIONS: If a real estate commission is due hereunder, Landlord shall pay same.

         24.     CERTIFICATE OF OCCUPANCY:

         Tenant may, prior to the commencement of the term of this lease, apply for a Certificate of Occupancy to be issued by the municipality in which the demised premises are located, but this lease shall not be contingent upon issuance thereof. Nothing herein contained shall obligate Landlord to install any additional electrical wiring, plumbing or plumbing fixtures which are not presently existing in the demised premises, or which have not been expressly agreed upon by Landlord in writing.

         25.     FORCE MAJEURE:

         In the event performance by Landlord of any term, condition or covenant in this lease is delayed or prevented by any Act of God, strike, lockout, shortage of material or labor restriction by any governmental authority, civil riot, flood, and any other cause not within the control of Landlord, the period for performance of such term, condition or covenant shall be extended for a period equal to the period Landlord is so delayed or hindered.

         26.     EXHIBITS:

         All exhibits, attachments, annexed instruments and addenda referred to herein shall be considered a part hereof for all purposes with the same force and effect as if copied at full length herein.

         27.     USE OF LANGUAGE:

         Words of any gender used in this lease shall be held and construed to include any other gender and words in the singular shall be held to include the plural unless the context otherwise requires.

         28.     CAPTIONS:

         The captions or headings of paragraphs in this lease are inserted for convenience only, and shall not be considered in construing the provisions hereof if any question of intent should arise.

         29.     SUCCESSORS:

         The terms, conditions and covenants contained in this lease shall apply to, insure to the benefit of, and be binding upon the parties hereto and their respective successors in interest and legal representatives except as otherwise herein expressly provided. All rights, powers, privileges, immunities and duties of Landlord under this lease, including, but not limited to, any notices required or permitted to be delivered by Landlord to Tenant hereunder, may, at Landlord's option, be executed or performed by Landlord's agent or attorney.

         30.     [PROVISION DELETED]

         31.     SEVERABILITY:

         If any provision in this lease should be held to be invalid or unenforceable, the validity and enforceability of the remaining provisions of this lease shall not be affected thereby.

         32.     NOTICES:

         Any notice or document required or permitted to be delivered hereunder may be delivered in person or shall be deemed to be delivered, whether actually received or not, when deposited in the United States mail, postage prepaid, registered or certified mail, return receipt requested, addressed to the parties at the address indicated below, or at such other address as may have theretofore been specified by written notice delivered in accordance herewith.


LANDLORD:  Trussell Electric, Inc.            TENANT:  Up-Right, Inc.
           10525 Wire Way                              10525 Wire Way
           Dallas, TX 75220                            Dallas, TX 75220

Executed the 10th day of November, 1989.

Attest:                                       Landlord:  Trussell Electric, Inc.

    /s/ Sandy Owens                                 /s/ Donald L. Trussell
-----------------------                       ---------------------------------
                                              By:  Donald L. Trussell
                                              Title:  President


Attest:                                       Tenant:  Up-Right, Inc.

                                                       /s/ James Dillon
-----------------------                       ---------------------------------
                                              By:  James Dillon
                                              Title:  Vice President

                                  EXHIBIT "A"

BEING a tract of land situated in the Eli Merrill Survey, Abstract No. 930 and being part of Block B/6489 of the Lombardy Business Park, an addition to the City of Dallas as recorded in Volume 85045, Page 7565, Deed Records, Dallas County, Texas and being more particularly described as follows:

COMMENCING at a point situated on the Northerly line of Lombardy Lane (a variable width R.O.W.) and the West line of Wire Way (a 56 foot R.O.W.);

THENCE along the West line of Wire Way the following:

         North 10 degrees 52 minutes 58 seconds East a distance of 62.00 feet to a point of curvature to the left;

         Along said curve having a central angle of 10 degrees 39 minutes 59 seconds, a radius of 307.00 feet, and an arc length of 57.15 feet to a point;

         North 00 degrees 13 minutes 00 seconds East a distance of 113.35 feet to an iron rod set for corner and being the POINT OF BEGINNING;

THENCE North 89 degrees 47 minutes 00 seconds West departing said Wire Way a distance of 303.96 feet to an iron rod set for corner;

THENCE North 10 degrees 54 minutes 08 seconds East a distance of 152.65 feet to an iron rod found for corner;

THENCE South 89 degrees 47 minutes 00 seconds East a distance of 275.66 fee to an iron rod found for corner situated in the West line of said Wire Way (a 56 foot R.O.W.);

THENCE South 00 degrees 13 minutes 00 seconds West a distance of 150.00 feet to the POINT OF BEGINNING and continuing 43,472 square feet or 0.998 acres of land, more or less.

                                  EXHIBIT "B"





                                  [SITE PLAN]












Tenant may extend the chain link fence, but not beyond the front of the building. Before tenant washes any equipment, Tenant shall construct a concrete slab and a sand trap behind the building on the West side of the property for washing Tenant's equipment and catching any substances used to wash the equipment and residue from the equipment.

                                  EXHIBIT "C"


Special Provisions.

1.                          Taxes and Insurance Costs

(a) In addition to the base rent, Tenant shall pay Landlord for real estate taxes and insurance. Tenant's charges for the calendar year in which the commencement of this lease occurs is estimated at a monthly charge of $421.00 for taxes and $95.00 for insurance, payable by Tenant to Landlord on the date the monthly base rent is due.

(b) For each calendar year during the lease term following the calendar year in which the commencement of this lease occurs, Tenant shall pay to Landlord on the date the monthly base rent is due 1/12 of the estimated taxes, and insurance for the current year which Landlord may have given Tenant for the current year, or, if none have been estimated by Landlord, then 1/12 of the actual charges for the immediately preceding calendar year. Upon Tenant's receipt from Landlord of a statement of the actual charges for such year, or at Landlord's option, for the preceding 6 months, Tenant shall pay to Landlord the amount of the excess if any, between Tenant's share of the actual taxes and insurance over the estimated charges paid by Tenant for such period. If Tenant's payment for the taxes and insurance for any calendar year during the lease term for which Tenant has made payment to Landlord is less than the estimated charges paid by Tenant for such year such excess charges paid by Tenant shall (i) be credited against the next maturing installments due from Tenant to Landlord for Tenant's share of such charges, or (ii) if paid for the last year of the lease term, be refunded by Landlord to Tenant upon lease termination.

2.                         Assignment and Subletting

(a) Tenant may not, without the prior written consent of Landlord, assign this lease, sublet the whole or any part of the demised premises, sell, encumber, pledge or otherwise transfer all or any part of Tenant's leasehold estate hereunder, or permit the demised premises to be occupied by anyone other than Tenant or Tenant's employees and any unauthorized assignment or sublease shall, at Landlord's option, constitute a non-curable default of Tenant. If Landlord's withholding of consent is found to be wrongful by any court of competent jurisdiction, Tenant's sole remedy shall be to have the proposed assignment or subletting declared valid as if Landlord's consent had been given.

(b) Any assignment or subletting shall be subject to all the terms and conditions of this lease, including the provisions of the paragraph relating to the use of the demised premises. If Landlord shall consent to a sublease or an assignment of this lease, no further sublease or assignment may be made without the prior written consent of landlord.

(c) If Landlord shall consent to a sublease or assignment hereunder, Tenant shall pay Landlord for all attorney's fees and expenses reasonably incurred in connection with the processing of documents incident to giving such consent.

(d) Notwithstanding any such assignment or subletting, Tenant shall at all times remain fully liable for all their obligations under this lease.

(e) As a condition precedent to any subletting or assignment by tenant hereunder, Tenant agrees to furnish Landlord with a copy of the proposed assignment or sublease, together with a description of the business to be conducted at the demised premises by such proposed assignee or subtenant, current financial statements of such proposed assignee or subtenant, and such other information as Landlord may request (collectively "transfer documents"), at least 30 days prior to the date on which it is to be executed. If Landlord consents to such assignment or subletting, Tenant shall furnish Landlord with an executed copy of such assignment or sublease at the time such instrument is executed.

(f) If any rents or sums received by Tenant under any sublease are in excess of the rent and other sums payable by Tenant hereunder (prorated if the sublease is for less than 100% of the demised premises) or if any additional consideration is paid to Tenant by any assignee, such excess rents under any sublease or such additional consideration for an assignment shall be paid by Tenant to Landlord within 10 days after receipt by Tenant.

(g) Landlord may assign its rights under this Lease. all of Landlord's personal liability under this Lease accruing after conveyance shall terminate upon conveyance of the demised premises, provided that the obligations of Landlord under this Lease are covenants running with the land and the purchaser of Landlord's interest shall acquire such interest subject to the covenants herein contained.

3.                            Financial Statements

         [Provision Deleted]

4.                           Right of First Refusal

(a) Landlord shall not, at any time prior to the expiration of the term of this lease, or the renewal term thereof (if exercised), sell the demised premises, or any interest therein, without first giving written notice thereof to Tenant, which notice is hereinafter referred to as the "Notice of Sale".

(b) The Notice of Sale shall include the exact and complete terms of the proposed sale and shall have attached thereto a photocopy of bona fide offer and counteroffer, if any, duly executed by both Landlord and the prospective purchaser.

(c) For a period of ten (10) business days after receipt by Tenant of the Notice of Sale, Tenant shall have the right to give written notice to Landlord of Tenant's exercise of Tenant's right to purchase the demised premises, or the interest proposed to be sold, on the same terms and conditions as set forth in the Notice of Sale. In the event that Landlord does not receive written notice of Tenant's exercise of the right herein granted within said ten (10) day period, there shall be a conclusive presumption that Tenant has elected not to exercise Tenant's right hereunder; and Tenant may sell the demised premises, or the interest proposed to be sold, on substantially the same terms set forth in the Notice of Sale.

(d) In the event that Tenant declines to exercise its right of first refusal after receipt of the Notice of Sale, and, thereafter Landlord and the prospective purchaser modify by more than 5%, (i) the sales price, (ii) the amount of the down payment, or (iii) interest charged, or in the event that the sale is not consummated within 160 days of the date of the Notice of Sale, then Tenant's right of first refusal shall reapply to said transaction as of the occurrence of any of the aforementioned events.

(e) Tenant's right of first refusal shall expire if the demised premises is sold pursuant hereto by Landlord.

5.                            Sale of the Property

If the demised premises is ever sold during the renewal term, Landlord shall have the right to cancel the lease upon no less than 120 days' written notice to Tenant.

                                  EXHIBIT "D"

         RENEWAL OPTION: Provided that at the end of the primary term of this lease Tenant not be in default of any term, condition or covenant contained in this lease, Tenant (but not any assignee of subtenant) shall have the right and option to renew this lease, by written notice delivered to Landlord with a copy to the Landlord no later than 180 days prior to the expiration of the primary
term, for the additional term of        Two       (  2   ) years under the same
terms, conditions, and covenants contained herein, except:

         A. Tenant shall have no further renewal options unless expressly granted by Landlord in writing; and

         B. The rental for the renewal term shall be based on the then prevailing rental rates for properties of equivalent quality, size, utility and location, with the length of the lease term, and credit standing of the Tenant herein, to be taken into account.

         C. Upon notification from Tenant of the exercise of this renewal option, Landlord shall within 15 days thereafter notify Tenant in writing of the proposed rental for the renewal term; Tenant shall within 15 days following receipt of same notify Landlord in writing of the acceptance or rejection of the proposed rental provided that the rental rate shall not exceed 107% of the primary term rental rate nor shall the renewal rate be less than the rental during the primary term.





------------------------

                                         INITIALED:

                                         LANDLORD
                                                  ----------------------------
                                         TENANT        /s/ James Dillon
                                                  ----------------------------
                                                  Vice President
                                                  Up-Right, Inc.

                           LEASE EXTENSION AGREEMENT

         This LEASE EXTENSION AGREEMENT is to be attached to and form a part of the Net Commercial Lease Agreement dated November 10, 1989, (which together with any amendments, modifications and extensions thereof is hereinafter called the "Lease").

         Between          TRUSSELL ELECTRIC, INC.           "Landlord"
                                      and
                          HORIZON HIGH REACH                         "Tenant"
                          (formerly Upright, Inc.)

         Witnesseth that the Lease is hereby renewed and extended for a further term of thirty-six (36) months to commence on the 1st day of January, 1995 and to end of the first day of January, 1998, on condition that Landlord and Tenant comply with all the provisions of the covenants and agreements contained in the Lease. All terms of the Lease shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have signed this Lease Extension Agreement this 28th day of February, 1994.

                                             LANDLORD:  TRUSSELL ELECTRIC, INC.


                                             By:   /s/ Donald L. Trussell
                                                 -------------------------------
                                                  Donald L. Trussell, President


                                             TENANT:  HORIZON HIGH REACH
                                                      (Formerly Up-Right, Inc.)


                                             By:   /s/ Shaun Flanagan
                                                 -------------------------------
                                                   Name: Shaun Flanagan
                                                   Title: Vice President

LEASE EXTENSION AGREEMENT - Page 1 of 2

               [Page 2 of Lease Extension Agreement Unavailable.]

                               LEASE MODIFICATION

         This LEASE MODIFICATION is to be attached to and form a part of the Net Commercial Lease Agreement dated November 10, 1989, (which together with any amendments, modifications and extensions thereof is hereinafter called the "Lease").

         TRUSSELL ELECTRIC, INC. ("Landlord") agrees that upon execution of the Lease Extension Agreement by Horizon High Reach (formerly Up-Right, Inc.) ("Tenant"), Landlord will mudjack the interior slab floor and replace the carpet in the office hall.

         IN WITNESS WHEREOF, this 26th day of January, 1994.


                                              LANDLORD:  TRUSSELL ELECTRIC, INC.


                                              By: /s/ Donald L. Trussell
                                                  ------------------------------
                                                   Donald L. Trussell, President

STATE OF TEXAS   (

COUNTY OF DALLAS (

         BEFORE ME, the undersigned authority in and for said county and state, on this day personally appeared Donald L. Trussell, known to me to be the person whose name is subscribed to the foregoing instrument, and in his capacity as President for Trussell Electric, Inc., acknowledged to me that the same was the act and deed of said corporation, and that he executed the same for the purposes and consideration therein expressed, and in the capacity therein stated.

         GIVEN UNDER MY HAND AND SEAL this 26th day of January, 1994.

                                                       /s/ Martha Meyer
                                              ----------------------------------
                                              Notary Public in and for the State
                                              of Texas.

                                                            [seal]

My Commission expires:  10/13/95

LEASE MODIFICATION AGREEMENT - Page 1 of 1

                           NOTICE OF OPTION TO RENEW


         Up-Right, Inc. hereby exercises its right and option to renew that certain Net Commercial Lease Agreement ("Lease") dated November 10, 1989 between Trussell Electric, Inc., Landlord, and Up-Right, Inc., Tenant, for the premises located at 10525 Wire Way, Dallas, Texas. Pursuant to Exhibit "D" of such Lease, the term of such renewal option will commence for a period of two years beginning January 1, 1993.

         All terms and conditions contained in such Lease shall remain in full force and effect.

         DATED this 7th day of May, 1992.

                                                   TENANT:  UP-RIGHT, INC.



                                                      /s/ Luke Viguers
                                                   -----------------------------
                                                   By: Luke Viguers
                                                   Title: G.M.

Subscribed and sworn to before
me this 7th day of May, 1992.
My Commission expires
10/14/95.

Attest:  [seal]

    /s/ Jennifer L. Mathis
------------------------------